                                                                    Exhibit 99.1



                     KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)

                                  TOLLGRADE(R)

                                  Enabling the
                                  Digital Edge



                              Tollgrade's strategy
                              for long-term growth



                     KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)

                                  TOLLGRADE(R)

                                                                    TOLLGRADE(R)
OUR CUSTOMER'S NETWORK



                          [Graphic depicting flowchart of typical customer network]

                        Private-Line
                        Access                                  |----------------------------DS1
                        Network                                 |               SmartJack
                                                    OC-12c      |
                                                                ADM     OC-12c
                           ---------------|ADM
                           |    OC-x      |                                             -----DS1      Medium &
                           |              |                     DS1 Service             -----DS3      Large Business
                           |              |DSLAM                                   ADM                Customers
                           |              |             OC-12c
       Router              |              ---------------------------------------------------Voice
                           |          OC-3c      |        xDSL Service                     -10/100
                           |                     |                                 IAD
                           |DCS                  |
              Network            Class 5 Switch  |
               Core                              |
                                       |---------|
  ATM      ----------------------------|----------------------------------------------------POTS
 Switch    |     PSTN      OC-x        |                                    RT        NID
           |    Switch                 |
           |                           |
           |    Consumer               |----------------------------------------------------POTS     Residential &
           |    Access                 |                OC-3c                                        Small Business
           |    Network                |                                    RT        NID            Customers
           |                           |
           |                       COT |----------------------------------------------------POTS
           |                                            OC-3c                         NID
           |    CATV                                                                      --Video    Residential
           |-------------------------------------------------------------------------------10/100    Customers
                Access
                Network               Head End          TRX                 TRX       NID

                                                                  BAIRD 092101 3

                                                                    TOLLGRADE(R)

CORE PRODUCT FAMILIES


 [Graphical representation of our products and services and reseller products]


BROADBAND EDGE                  [Picture]
T&M SOLUTIONS

                                                                PROFESSIONAL
CONSUMER ACCESS                 [Picture]                         SERVICES
T&M SOLUTIONS                Lucent LoopCare*
                            Nortel AccessCare*


CATV ACCESS                     [Picture]
T&M SOLUTIONS


*Per OEM/Reseller Agreements.


                                                                  BAIRD 092101 4

REVENUES BY
PRODUCT FAMILY (dollars in millions)


                                    [GRAPH]

$120-------------------------------------------------------------------

$100-------------------------------------------------------------------

 $80-------------------------------------------------------------------

 $60-------------------------------------------------------------------

 $40-------------------------------------------------------------------

 $20-------------------------------------------------------------------
             $46.2M            $61.1M           $114.4M
  $0-------------------------------------------------------------------

              1998              1999             2000
-----------------------------------------------------------------------
  [ ] Consumer       [ ] BB Edge    [ ] CATV   [ ] Services



                                  TOLLGRADE(R)

                     KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)



                                                                  BAIRD 092101 5

OUR FOCUS MOVING FORWARD

PROVIDING OUR CUSTOMERS WITH LEADING EDGE TEST & MANAGEMENT SOLUTIONS WHICH...

- Enable the competitive rollout of digital broadband services.
  - High Speed Internet
  - Voice over Broadband
  - Digital Video

- Fully leverage the investments in their existing access network infrastructure.
  - Incumbent Centralized Test & Management Systems
  - Recently Deployed DSLAMs and NGDLCs



                                  TOLLGRADE(R)

                     KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)


                                                                  BAIRD 092101 6

A SHIFT IN THE MARKET


- Currently, the market is shifting from a focus of BUILDING CAPACITY in the network's core to FILLING CAPACITY at the edge.

- AS A RESULT...



                                  TOLLGRADE(R)

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                                                                  BAIRD 092101 7

 ...OUR CUSTOMERS
ARE BUYING MORE...


DLC Equipment

             [Graphic depicting growth of DLC equipment shipments]


Source: RHK Telecommunications Industry Analysis



IAD/Gateways


           [Graphic depicting growth of voiceover broadband market]


Source: RHK Telecommunications Industry Analysis


                                  TOLLGRADE(R)

                     KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)


                                                                  BAIRD 092101 8

 ...TO DRIVE INCREASED
DEPLOYMENTS OF...


Internet Services

      [Graphic depicting growth of internet services market presentation]


Source: RHK Telecommunications Industry Analysis




VoB Services

     [Graphic depicting growth of voiceover broadband equipment shipments]


Source: RHK Telecommunications Industry Analysis



                                  TOLLGRADE(R)

                     KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)


                                                                  BAIRD 092101 9

THE POSITIVE IMPACT

- This increased investment in the broadband edge provides unique growth potential for Tollgrade by leveraging:

     - ITS MARKET DOMINANCE - IN PARTNERSHIP WITH LUCENT - WITH CONSUMER ACCESS T&M SOLUTIONS.

     - ITS UNMATCHED ABILITY TO INTEGRATE TEST INTO ACCESS NETWORK ELEMENTS, INCLUDING NGDLCS AND DSLAMS

     - ITS COMPANY-WIDE APPLICATIONS KNOWLEDGE OF TESTING BROADBAND SERVICES OVER THE COPPER/COAX LOOP.

TOLLGRADE(R)

KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)


                                                                 BAIRD 092101 10

OUR HIGH-LEVEL STRATEGIES

-    DIGITAL LTS

     - Enable the RBOC's competitive management of the Digital Consumer through the evolution of their existing Consumer Access T&M solutions.

-    IMU ANYWHERE

     - Maximize the global presence of Tollgrade's broadband edge solutions through win/win relationships with industry leading Access Network Element and Private-Line T&M suppliers.

-    DIGITAL W/O A DISPATCH

     - Enable our customer's ability to accelerate broadband service deployments by enhancing their existing access network T&M solutions to include IP/ATM service verification.


TOLLGRADE(R)

KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)

                                                                 BAIRD 092101 11

FINANCIAL STATEMENTS

Balance Sheet (Dollars in Thousands)
                                          June 30, 2001    December 31, 2000
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
     Current Assets
          Cash and Investments                  $76,417              $58,830
          Accounts Receivable                    18,190               19,590
          Inventories                            24,980               30,499
          Other                                   2,201               10,721
--------------------------------------------------------------------------------
               TOTAL CURRENT ASSETS            $121,788             $119,640
     Other                                      $17,664              $11,635
--------------------------------------------------------------------------------
               TOTAL ASSETS                    $139,452             $131,275
--------------------------------------------------------------------------------


                                                              CLA-BoD 7-19-01 12

FINANCIAL STATEMENTS

Balance Sheet (Dollars in Thousands)
                                          June 30, 2001    December 31, 2000
--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
         Total Liabilities                       $5,003               $8,515
         Total Shareholders' Equity            $134,449             $122,760
--------------------------------------------------------------------------------
TOTAL LIABILITIES
         AND SHAREHOLDERS' EQUITY              $139,452             $131,275
--------------------------------------------------------------------------------



                                                              CLA-BoD 7-19-01 13

FINANCIAL STATEMENTS

Statement of Cash Flows (Dollars in Thousands)
                                                       First Half 2001   First Half 2000
----------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
         Net Income                                        $  9,559          $ 12,378
         Adjustments to reconcile Net Income to Cash         13,979            (2,161)
----------------------------------------------------------------------------------------
                  NET CASH PROVIDED BY
                       OPERATING ACTIVITIES                $ 23,538          $ 10,217
----------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
         Capital Expenditures                              ($ 2,436)         ($ 2,217)
----------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds from the exercise of Stock Options          1,045             8,742




                                                              CLA-BoD 7-19-01 14

FINANCIAL STATEMENTS

Statement of Cash Flows continued (Dollars in Thousands)
                                                       First Half 2001   First Half 2000
----------------------------------------------------------------------------------------
NET INCREASE IN CASH
         AND CASH EQUIVALENTS                                22,147            16,742
----------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
         AT BEGINNING OF PERIOD                              61,580            31,922
----------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
         AT END OF PERIOD                                   $83,727           $48,664
----------------------------------------------------------------------------------------



                                                              CLA-BoD 7-19-01 15

FINANCIAL STATEMENTS

Second Quarter Statement of Operations (Dollars in Thousands)
                                                 % of Total                       % of Total
                                 2001 Actual       Revenue       2000 Actual        Revenue
--------------------------------------------------------------------------------------------
NET PRODUCT SALES                $    21,776         100%       $    29,667         100%
--------------------------------------------------------------------------------------------
GROSS PROFIT                     $    12,211        56.1%       $    18,253          61.5%
--------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES         $     6,704        30.8%       $     7,621          25.7%
--------------------------------------------------------------------------------------------
NET INCOME                       $     3,803        17.5%       $     7,154          24.1%
--------------------------------------------------------------------------------------------
WEIGHTED average shares
and equivalents: diluted          13,404,290                     13,318,461
--------------------------------------------------------------------------------------------
DILUTED E.P.S                    $       .28                    $       .54
--------------------------------------------------------------------------------------------
ANALYSTS CONSENSUS
ESTIMATE (excluding charge)      $       .30
--------------------------------------------------------------------------------------------



                                                              CLA-BoD 7-19-01 16

FINANCIAL STATEMENTS

First Half Statement of Operations (Dollars in Thousands)
                                                  % of Total                      % of Total
                                  2001 Actual       Revenue      2000 Actual         Revenue
--------------------------------------------------------------------------------------------
Net Product Sales                 $    49,766         100%       $    52,084            100%
--------------------------------------------------------------------------------------------
Gross Profit                      $    27,926        56.1%       $    32,299           62.0%
--------------------------------------------------------------------------------------------
Total Operating Expenses          $    14,043        28.2%       $    13,973           26.8%
--------------------------------------------------------------------------------------------
Net Income                        $     9,559        19.2%       $    12,378           23.8%
--------------------------------------------------------------------------------------------
Weighted average shares
and equivalents: diluted           13,391,030                     13,217,634
--------------------------------------------------------------------------------------------
Diluted E.P.S                     $       .71                    $       .94
--------------------------------------------------------------------------------------------
Analysts Consensus
Estimate (excluding charge)       $       .73
--------------------------------------------------------------------------------------------



                                                              CLA-BoD 7-19-01 17

                     KNOW HOW GOOD YOUR NETWORK CAN BE.(TM)

                                  TOLLGRADE(R)